UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

KKR Credit Opportunities Portfolio

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

KKR CREDIT OPPORTUNITIES PORTFOLIO

555 California Street

50th Floor

San Francisco, CA 94104

TO THE SHAREHOLDERS

******* IMPORTANT NEWS *******

We encourage you to read the full text of the enclosed supplemental proxy materials containing important information about the proposals involving KKR Credit Opportunities Portfolio (the “Fund”). In addition, as one of our valued shareholders, we are providing you with the following brief overview of these matters, which require your consideration and vote participation. Please vote promptly as your vote is important. Voting promptly will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls and additional mailings urging you to cast your vote.

Q:	WHY AM I BEING CONTACTED?

A:

The Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for August 25, 2025 at 10:00 a.m. Eastern Time, and previously adjourned to September 12, 2025, has been further adjourned to November 12, 2025 at 10:00 a.m. Eastern Time in order to solicit additional shareholder proxies. In addition, the Board of Trustees of the Fund (the “Board”) has set a new record date of September 17, 2025 for determining those shareholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on June 16, 2025 as the record date for the Meeting. The Meeting is being held for the following purposes:

•

To consider and approve a proposed new Investment Advisory Agreement between the Fund and KKR Credit Advisors (US) LLC (the “Adviser”) in connection with a change in the Fund’s non-fundamental investment strategy (“Proposal 1”);

•	To consider and approve a change to the terms of the Fund’s fundamental policy to make quarterly offers to repurchase its outstanding shares (“Proposal 2”);

•	To elect two (2) Nominees to the Board of Trustees of the Fund (“Proposal 3” and, together with Proposal 1 and Proposal 2, the “Proposals”); and

•	To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

You are receiving these supplemental proxy materials because you own, directly or through a broker-dealer, bank, or other financial intermediary, shares of the Fund as of the close of business on the new record date of September 17, 2025. As such, you have the right to attend and vote at the Meeting.

Holders of record as of the close of business on September 17, 2025 who were not also holders of record as of the close of business on June 16, 2025 are receiving a copy of the definitive proxy statement related to the Meeting (the “Proxy Statement”), a Notice of Special Meeting of Shareholders (the “Notice”) and a proxy card.

Holders of record as of the close of business on September 17, 2025 and June 16, 2025 are receiving copies of the Notice and a proxy card.

We encourage you to carefully read the full text of the Notice in conjunction with the Proxy Statement.

Q:	WHEN AND WHERE IS THE MEETING SCHEDULED TO BE HELD?

A:

The Meeting is scheduled to reconvene on November 12, 2025 at 10:00 a.m. Eastern Time. The Meeting will be held at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036.

Q:	HOW DO I VOTE MY SHARES?

A:

Voting is quick and easy! You may cast your vote over the Internet, by telephone, by completing the enclosed proxy card, or by participating in the reconvened Meeting. Whichever voting method you choose, we urge you to please take the time to read the full text of the Proxy Statement that was either previously mailed to you or is included with these supplemental proxy materials before you vote.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the proxy card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the toll-free telephone number listed on the proxy card or go to the website address listed on the proxy card and follow the instructions.

Q:	HOW CAN I OBTAIN THE PROXY STATEMENT?

A:

Holders of record of the Fund on September 17, 2025 (the new record date of the Meeting) who were not holders of record on June 16, 2025 (the original record date of the Meeting) are receiving the Proxy Statement along with these supplemental proxy materials.

If you were a holder of record of the Fund on June 16, 2025, you previously received the Proxy Statement. You may access the Proxy Statement free of charge at www.proxyvote.com.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	After careful consideration, the Board unanimously recommends that shareholders of the Fund vote “FOR” each Proposal.

Q:	WHAT AM I BEING ASKED TO APPROVE?

A:

Shareholders of the Fund were previously asked to vote on the Proposals, as described in the Proxy Statement. Proposals 1 and 2 did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

Proposal 1:

At meetings held on May 29-31, 2025 (the “Board Meetings”), the Board approved certain changes to the investment objectives, strategies, guidelines and policies of the Fund, pursuant to which the Fund will primarily focus on asset-based finance investments with a multi-sector investment approach that seeks the most attractive relative value and risk-adjusted returns from investments across a range of sectors (such changes, collectively, the “Conversion”). As part of the Conversion, the Fund’s name is also expected to be changed to “KKR Asset-Based Finance Fund”. The Adviser has served as the Fund’s investment adviser since its inception pursuant to the terms of an investment advisory agreement with the Fund dated January 17, 2020 (the “Existing Advisory Agreement”). In connection with the Conversion, the Adviser has proposed that the Existing Advisory Agreement be replaced by a new investment advisory agreement, subject to shareholder approval, which would reflect changes to certain material terms reflecting the services to be provided by the Adviser following the Conversion, the level and structure of the fees generally charged for such services, and the alignment of the Adviser’s compensation to the Fund’s ability to generate income (such new investment advisory agreement being referred to herein as the “New Advisory Agreement”). At the Board Meetings, the Board, including a majority of the Independent Trustees, considered and unanimously approved of the New Advisory Agreement, subject to shareholder approval.

The New Advisory Agreement would reflect the following material changes, arising from and consistent with the purposes of the Conversion:

•

Reduce the existing management fee under the Existing Advisory Agreement (the “Existing Management Fee”) from an annual rate of 1.30% of the average daily value of the Fund’s Managed Assets, to an annual rate of 1.00% based upon the average daily value of the Fund’s net assets (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) during the preceding month (“Net Assets”), under the New Advisory Agreement. The base management fee under the New Advisory Agreement will accrue daily and be payable monthly in arrears. “Managed Assets” under the Existing Advisory Agreement means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

•

Introduce an incentive fee, payable by the Fund to the Adviser, based on pre-incentive fee net investment income. As a consequence of the addition of an incentive fee, the total level of fees payable to the Adviser could be higher or lower than the current single management fee under the Existing Advisory Agreement

The foregoing changes and other information regarding the New Advisory Agreement and the Conversion, including any expected tax consequences for Shareholder sin connection with the Conversion, are discussed in detail under “Proposal 1: Approval of New Advisory Agreement” in the Proxy Statement. See “Proposed New Advisory Agreement” and “Comparison of the Advisory Agreements” in the Proxy Statement for additional information and detail regarding the fees and expenses payable under the New Advisory Agreement and the Existing Advisory Agreement.

Shareholder approval of the proposed New Advisory Agreement is a critical component of the Fund’s Conversion, and the Board recommends a vote “FOR” Proposal 1.

Proposal 2:

The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, conducts quarterly repurchase offers of its outstanding shares at net asset value. The Fund currently maintains a fundamental policy pursuant to Rule 23c-3(b) under the Investment Company Act of 1940, as amended (the “1940 Act”), to conduct periodic repurchase offers of 10% to 25% of its outstanding Shares at net asset value, subject to approval of the Board.

In connection with the Conversion, the Adviser proposed, and the Board considered and unanimously approved, changing the Fund’s fundamental policy to require the Fund to conduct quarterly repurchase offers of 5% to 25%. The Conversion would result in the Fund having different investment objectives, strategies, guidelines and policies, which, in the Adviser’s view, makes changing the Fund’s fundamental policy advisable and in the best interests of the Fund and shareholders, as it would permit the Fund to, among other things, more fully deploy investable capital in accordance with its investment strategies. A majority of the Fund’s interval fund peers (both prior to and following the Conversion) also have fundamental policies that require them to make periodic repurchase offers of 5% to 25%, consistent with the requirements of Rule 23c-3.

The foregoing changes and other information regarding the Fund’s fundamental policy to conduct repurchase offers are discussed under “Proposal 2: Approval of Change to Fundamental Policy” in the Proxy Statement.

Shareholder approval of the proposed change to the Fund’s fundamental policy to conduct repurchase offers is a critical component of the Fund’s Conversion, and the Board recommends a vote “FOR” Proposal 2.

Proposal 3

Mr. Pimentel currently serves as a Trustee and is deemed to be an “interested person” of the Fund as defined in the 1940 Act. Ms. Perez-Berkeley currently serves as a Trustee and is not deemed to be an “interested person” of the Fund as defined in the 1940 Act. Each of Mr. Pimentel and Ms. Perez-Berkeley (each, a “Nominee” and, together, the “Nominees”) were appointed by the Trustees to fill vacancies on the Board. The Board believes that it is in shareholders’ best interest to have a Board that is, to the extent possible, composed of Trustees who have been elected by the Fund’s shareholders. Because a shareholder vote is required to approve Proposals 1 and 2, the Board has proposed that shareholders elect Mr. Pimentel and Ms. Perez-Berkeley during the same shareholder meeting, which would avoid the expense of preparing and mailing another proxy statement solely for the election of a Trustee.

The Fund’s Nominating Committee, which is responsible for considering and presenting to the Board candidates it proposes for nomination as a Trustee of the Fund, recommended that the Nominees stand for election. The Nominating Committee also considered the Nominees’ skills and background and noted that their past and current experience makes them well suited to continue serving on the Board. At the Board Meetings, the Board approved the Nominating Committee’s recommendation that the Nominees stand for election.

The Board recommends a vote “FOR” approval of Proposal 3.

Q:	DID I ALREADY VOTE ON THESE PROPOSALS?

A:

You may have. Holders of record on June 16, 2025 have already received a Proxy Statement and proxy card relating to the Proposals. However, additional shareholder participation is required to approve Proposal 1 and Proposal 2. Please see “WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?” below.

On September 17, 2025, the Board considered whether to reconvene the Meeting and continue to solicit shareholders participation on the Proposals or to take other action. For the reasons set out above, the Board determined that it remains in the best interest of the Fund to approve the Proposals, recognizing that the Meeting must be reconvened and that the continuation of the solicitation of the Fund’s shareholders would be required. In connection with this solicitation, the Board approved a new record date of September 17, 2025 and determined that the Meeting be reconvened on November 12, 2025. The reconvened Meeting will be held at 10:00 a.m. Eastern time.

Q:	WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?

A:

IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the new record date.

IF YOU WISH TO CHANGE YOUR VOTE or have changed brokerage accounts, you will need to vote again. Please promptly vote by Internet or telephone, or complete, sign, date and return the enclosed proxy card following the directions thereon.

Q:	WHO IS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THESE ADDITIONAL PROXY MATERIALS AND PROXY STATEMENT, THE SOLICITATION AND TABULATION OF PROXIES AND RELATED LEGAL EXPENSES?

A:

The Adviser will bear or reimburse the Fund for the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Adviser or the Fund’s administrator, and their affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. The Fund has also engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the continued proxy solicitation is estimated to be approximately $40,000, plus reasonable out-of-pocket expenses. The Adviser will pay all expenses incurred in connection with preparing these additional proxy materials and its enclosures, including the Proxy Statement, and expenses associated with proxy solicitation. The Adviser will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares.

Q:	WILL I RECEIVE A CALL FROM A PROXY SOLICITOR?

A:

The Fund has engaged Broadridge to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The Adviser has engaged Broadridge to contact shareholders who have not voted, to urge your participation in the vote process prior to the date of the reconvened Meeting concerning the Proposals.

Q:	WHOM DO I CALL IF I HAVE QUESTIONS?

A:	If you need more information, or have any questions about voting, please call Broadridge, the Fund’s proxy solicitor, toll free at 844-202-6602.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by Internet or telephone. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

KKR CREDIT OPPORTUNITIES PORTFOLIO

555 California Street

50th Floor

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON NOVEMBER 12, 2025

NOTICE IS HEREBY GIVEN that the special meeting of the shareholders (the “Meeting”) of KKR Credit Opportunities Portfolio (the “Fund”) that was convened on August 25, 2025 and was adjourned to September 12, 2025, will be reconvened on November 12, 2025 and held at 10:00 a.m., Eastern time at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036.

The Meeting is being held for the following purposes:

•

To consider and approve a proposed new Investment Advisory Agreement between the Fund and KKR Credit Advisors (US) LLC (the “Adviser”) in connection with a change in the Fund’s non-fundamental investment strategy (“Proposal 1”);

•	To consider and approve a change to the terms of the Fund’s fundamental policy to make quarterly offers to repurchase its outstanding shares (“Proposal 2”);

•	To elect two (2) Nominees to the Board of Trustees of the Fund (“Proposal 3” and, together with Proposal 1 and Proposal 2, the “Proposals”); and

•	To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

Each of the Proposals referenced above is discussed in the definitive proxy statement related to the Meeting (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials. Appendix A to the Proxy Statement includes the proposed new Investment Advisory Agreement between the Fund and the Adviser on which shareholders are being asked to vote in connection with Proposal 1.

The Board of Trustees (the “Board”) of the Fund has fixed the close of business on September 17, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the reconvened Meeting or any adjournments or postponements thereof.

As of the record date of September 17, 2025, the Fund had 26,352,507 shares of beneficial interest (the “Shares”) outstanding. As of September 17, 2025, no Shareholder, to the knowledge of the Fund, other than KKR, owned beneficially or of record more than 5% of the Shares.

A quorum of shareholders is constituted by the presence at the Meeting, in person or by proxy, of one-third (33-1/3%) of the Shares entitled to vote. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the Chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Proposals 1 and 2 require approval by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended, as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Proposal 3 requires the affirmative vote of a majority of the Fund’s Shares, regardless of class, present in person or by proxy and entitled to vote. Abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” the proposals. Abstentions will be included when determining the presence of a quorum. Shares for which brokers or other custodians have not received voting instructions from the beneficial owner of the Shares (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. All voting instruction forms timely received by the broker or other custodian that holds your Shares, and not duly revoked, will be voted in accordance with the instructions marked thereon.

Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Trustees, where brokers are permitted to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where brokers are not permitted to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on a routine proposal but that are not voted on a non-routine proposal are called “broker non-votes.” Proposals 1 and 2 at the Meeting are considered a “non-routine” matters for which uninstructed shares may not be voted by brokers or other custodians. Proposal 3 with respect to the election of Trustees is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by brokers on Proposal 3 at the Meeting in the discretion of such brokers.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares represented thereby will be voted “FOR” the proposals listed above, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof.

•

IF YOU WERE NOT A SHAREHOLDER AS OF JUNE 16, 2025 (the original record date) and have not previously received a copy of the Proxy Statement, we have enclosed a copy. Please review the enclosed materials, and then please cast your vote by Internet, telephone, mail following the directions provided on the enclosed proxy card, or in person at the Meeting.

•

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any proxy card(s) that you may have received previously and cast your vote by Internet, telephone, or mail following the directions provided on the enclosed proxy card, or in person at the Meeting.

•	YOU PREVIOUSLY SUBMITTED A VALID PROXY CARD IN CONNECTION WITH THE MEETING.

IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the new record date.

IF YOU WISH TO CHANGE YOUR VOTE or have changed brokerage accounts, you will need to vote again. Please promptly vote by Internet or telephone, or complete, sign, date and return the enclosed proxy card or voter instruction form following the directions thereon.

The voting methods provided will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls and additional mailings urging you to vote your shares. Whichever method you choose, please read the full text of the Proxy Statement before you vote.

We greatly appreciate your time and your investment in the Fund.

By order of the Board of Trustees,

Lori Hoffman

Secretary of the Fund

KKR CREDIT OPPORTUNITIES PORTFOLIO SCAN TO 555 CALIFORNIA STREET, 50TH FLOOR VIEW MATERIALS & VOTE w SAN FRANCISCO, CA 94104 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V79824-S22221 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS. For Against Abstain 1. To consider and approve a proposed new Investment Advisory Agreement between the Fund and KKR Credit Advisors (US) LLC ! ! ! in connection with a change in the Fund’s non-fundamental investment strategy 2. To consider and approve a change to the terms of the Fund’s fundamental policy to make quarterly offers to repurchase its outstanding ! ! ! shares 3. To elect two Nominees to the Board of Trustees of the Fund: Rudy Pimentel and Lourdes Perez-Berkeley 3a. To elect Rudy Pimentel as a Trustee of the Fund ! ! ! 3b. To elect Lourdes Perez-Berkeley as a Trustee of the Fund ! ! ! Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement for this meeting are available at www.proxyvote.com. V79825-S22221 KKR CREDIT OPPORTUNITIES PORTFOLIO THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES The undersigned hereby appoints Michael Nguyen and Thomas Murphy, each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of KKR Credit Opportunities Portfolio (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, NY 10036, on Wednesday, November 12, 2025 at 10:00 a.m. (Eastern Time) and at postponements or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the shareholder or “FOR” each Proposal if no choice is indicated. Please refer to the Proxy Statement for a discussion of each Proposal. (Continued and to be signed on the reverse side) PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.